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                                                                  EXHIBIT 10(y)
                          COMPUTERIZED THERMAL IMAGING, INC.

                           EMPLOYEE STOCK OPTION AGREEMENT


     THIS EMPLOYEE STOCK OPTION AGREEMENT (this "Agreement") is entered into this 15 day of January, 1998, and effective September 18, 1997 (the "Date of Grant") by and between COMPUTERIZED THERMAL IMAGING, INC., a Nevada corporation (the "Company"), and RICHARD V. SECORD, an individual (the "Employee").

                                 I.  NOTICE OF GRANT

     You have been granted an option to purchase certain shares of common stock of the Company, subject to the terms and conditions of both this Agreement and the Company's 1997 Stock Option and Restricted Stock Plan as may be amended from time to time (the "Plan"), as follows:

          Date of Grant            :    September 18, 1997

          Total Number of
          Option Shares            :    1,250,000 shares

          Exercise Price           :    $0.70 per share

          Total Exercise Price     :    $875,000.00

          Type of Option           :    ___   Incentive Stock Option

                                        _X_   Nonstatutory Stock Option

          Expiration Date          :    Five (5) years from the Date of
                                        Grant

     VESTING SCHEDULE: This Option may be exercised, in whole or in part, in accordance with the following vesting schedule:

          September 18, 1997       :    25% (312,500 shares)

          Each year thereafter     :    25% (312,500 shares)

Therefore, the Option will be completely vested as of three (3) years after the Date of Grant.

                             II.  STOCK OPTION AGREEMENT

     WHEREAS, the Company and the Employee have entered into that certain Employment Agreement simultaneously with the execution hereof (the "EMPLOYMENT AGREEMENT");

     WHEREAS, this Agreement is being entered into pursuant to the Employment Agreement to create options to purchase shares of common stock, $.001 par value, in the Company (the "SHARES");

     WHEREAS, the terms and conditions of the Plan shall govern the Option granted pursuant to this Agreement; and

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     WHEREAS, the Administrator of the Plan of the Company considers it advisable and in the best interests of the Company to grant said Option to Employee upon the terms and conditions of this Agreement and the Plan;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Employee effective as of the Date of Grant, as set forth above in the Notice of Grant, an option (the "OPTION") to purchase all or any portion of the number of Shares set forth in the Notice of Grant, at the exercise price set forth in the Notice of Grant (the "EXERCISE PRICE"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code ("CODE"); provided, however, to the extent this Option exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          (a)  RIGHT TO EXERCISE.  This Option is exercisable in whole or in part in accordance with the Vesting Schedule on or before the Expiration
Date all as set forth in the Notice of Grant and the applicable provisions of the Plan and this Agreement.

          (b) TERMINATION WITHOUT CAUSE. In the event the Company terminates the Employee's employment without "cause" (as defined in Section
4.2 of the Employment Agreement) then any portion of the Option which the Employee has the right to exercise as of the date of such termination of employment must be exercised on or before ninety (90) days after the effective date of termination. The balance of the Option, if any, shall revert automatically to the Company.

          (c) TERMINATION DUE TO RESIGNATION. In the event the Employee resigns his full time employment with the Company for any reason whatsoever then any portion of the Option which the Employee has the right to exercise as of the date of such resignation must be exercised on or before ninety (90) days after the effective date of such resignation. The balance of the Option, if any, shall revert automatically to the Company.

          (d) TERMINATION DUE TO DEATH OR DISABILITY. In the event of the death or permanent and total disability of the Employee (as defined in the Plan) while employed by the Company, then any portion of the Option which is exercisable as of the date of death or permanent and total disability may be exercised as provided by the Plan.

          (e) FINAL TERMINATION. Notwithstanding anything in this Agreement to the contrary, the Option will terminate and revert to the Company automatically without notice and be of no further force or effect:

               (i) to the extent the Option is not yet exercised as of and in the event the Company terminates the Employee's employment with "cause" (as defined in Section 4.2 of the Employment Agreement); and

              (ii) to the extent the Option is not yet exercised prior to the Expiration Date set out in the Notice of Grant, or as otherwise governed by the Plan.

     3. METHOD OF EXERCISE. The Option may be exercised on one or more occasions. The Option shall be exercised by Employee delivering to the Company written notification on or before the dates described above that Employee desires to exercise the Option and indicating which portion of the Option is to be exercised. The Option may be exercised only for whole Shares. The Company and Employee shall then set a mutually convenient time for a Closing which shall be no more than ten (10) calendar days from receipt of the notification. At such Closing, the Employee shall deliver to the Company an amount in immediately available funds equal to the Exercise Price per share

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as set forth in the Notice of Grant multiplied by that portion of the Option actually exercised. Additionally, the Employee shall deliver to the Company at such Closing an amount equal to any applicable employment taxes. Within ten (10) days of such Closing, the Company shall issue instructions to its Transfer Agent and Registrar to issue to Employee certificate(s) for said Shares (collectively, the "OPTION SHARES"). Employee shall execute such documents and instruments as requested by the Company to evidence the issuance of the Option Shares. The Company may, in its sole discretion if requested by the Employee, accept payment for the Option Shares by delivery of other Shares having a fair market value on the date of delivery equal to the total Exercise Price of the Shares so exercised and any applicable employment taxes.

     4. REGISTRATION RIGHTS. All Shares in the Company which the Employee obtains from the exercise of Options will be subject to the following "piggy-back" registration rights:

     If the Company at any time proposes to file, or does file, any registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the class of Shares which Employee holds, whether that registration is for securities to be issued by the Company or then held by another party, Employee will have the right to have any part or all of the Shares then held to be registered under such proposed registration statement. If Employee wishes to exercise such right, Employee shall notify the Company in writing of such desire within thirty (30) days after the date Employee receives notice of the proposed registration from the Company. Upon receipt of Employee's timely request for registration under this Section 4, the Company will add the Shares Employee requested be registered to the proposed registration statement; provided, that if after Employee makes a request for registration and the Company decides not to register or delay such registration, for any reason, the Company will give Employee written notice of its decision. However, no such determination will prejudice Employee's rights to other and further registrations to be made by the Company from time to time. The Company will bear all costs and expenses of each and all such registrations incurred in connection with the exercise of rights granted under this Section 4.

     5. NON-TRANSFERABILITY OF OPTION. Except as hereinafter set forth and the Plan, the Option shall not be sold, transferred, pledged, or exchanged in any manner and shall be exercisable only by Employee. Employee may, however, transfer all or any portion of the Option upon the express written consent of the Company approving in its sole discretion the terms and conditions of the transfer and the party or parties to whom all or any portion of the Option is transferred. Any attempted sale, pledge, assignment, or other transfer of the Option shall be null and void without force or effect.

     6.   REQUIREMENTS OF LAW.

          (a) COMPLIANCE WITH LAWS. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to sell or issue any Shares under this Agreement if the issuance of such Shares shall constitute a violation by Employee or the Company of any provisions of any law or regulation of any governmental authority or the Bylaws of the Company.
 The Company shall not be obligated to take any affirmative action other than that which is specifically set forth in this Paragraph 6 in order to cause the exercise of the Option or the issuance of Shares pursuant hereto in order to comply with any law or regulation of any governmental authority.

          (b) FEDERAL AND STATE SECURITIES LAWS. Upon exercise of the Option, unless a registration statement under the Securities Act, is in effect with respect to the Shares covered hereby, the Company shall not be required to issue such Shares unless the Company has received evidence reasonably satisfactory to it that such issuance is exempt from registration under the Securities Act and all applicable state securities laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act or any applicable state securities laws. The certificate(s) issued representing the Option Shares may bear a legend in substantially the following form:

     "The shares represented by this certificate have been acquired for investment and may not be sold or transferred unless the same are registered under the Securities Act of 1933, as amended, or the Company receives an opinion from counsel reasonably satisfactory to the Company that such registration is not required for such sale or transfer or that the shares have been legally sold in broker

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     transactions pursuant to Rule 144 of the rules and regulations of the
     Securities and Exchange Commission promulgated under the Securities Act of 1933."

          (c) INVESTMENT INTENT. Consultant hereby represents and warrants that the Options and Option Shares are being acquired solely for the account of Consultant for investment purposes only and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; Consultant has no contract, understanding, undertaking, agreement, or arrangement with any person to sell, transfer or pledge to any person the Options or Option Shares or any part thereof; Consultant has no present plans to enter into any such contract, undertaking, agreement or arrangement; Consultant understands the legal consequences of the foregoing representations and warranties to mean that Consultant must bear the economic risk of the investment in the Option Shares for an indefinite period of time; Consultant has such knowledge and experience in financial and business matters that Consultant is capable of evaluating the merits and risks of acquiring the Option Shares; and Consultant acknowledges that the acquisition of the Option Shares involves a HIGH degree of risk that may result in the loss of the total amount of Consultant's investment in the Options and Option Shares.

          (d) DUE DILIGENCE. Consultant acknowledges that it has for a reasonable amount of time had an opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Options and Option Shares and the actual and proposed business and affairs of the Company, and is satisfied with the results thereof, and been given access, if requested, to all documents with respect to the Company or this transaction, as well as to such other information that Consultant has requested to evaluate an investment in the Options and Option Shares.

     7. NO RIGHTS AS STOCKHOLDER. Employee shall have no rights as a stockholder of the Company with respect to the Option Shares until the date of issuance of a certificate for such Shares; no adjustment for distributions, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     8.   CHANGES IN THE COMPANY'S STRUCTURE.

          (a) CHANGES IN STRUCTURE. The existence of the Option shall not affect in any way the right or power of the Company or its officers, directors, or stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or any other security or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) CHANGES IN NUMBER OF SHARES. If, while the Option is outstanding, the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares outstanding, without receiving compensation therefor in money, services, or property, then (i) in the event of such an increase in the number of Shares outstanding, the number of Shares then subject to the Option shall be proportionately increased, and the Exercise Price shall be proportionately reduced and (ii) in the event of such a reduction in the number of Shares outstanding, the number of Shares then subject to the Option shall be proportionately reduced, and the Exercise Price shall be proportionately increased.

          (c) CHANGES IN CORPORATE STRUCTURE. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, Employee shall, at no additional cost, be entitled upon exercise of the Option to receive (subject to any required action by the stockholders) in lieu of the number of Shares as to which the Option shall then be so exercisable, the number and class of Shares or other securities to which Employee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, Employee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall be so exercised.

          (d) ISSUANCE OF SHARES. Except as hereinbefore expressly provided, the issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services,

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either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares then subject to the Option.

     9. EXPENSES. Each party shall pay its own expenses, including legal expenses and attorneys' fees, which have been or may be incurred in connection with the preparation, administration, amendment, or modification of this Agreement and the other documents and instruments executed in connection herewith.

     10. NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, or if sent by certified mail, return receipt requested, or telexed or telefaxed to the party entitled thereto with confirmation of transmission, addressed as set forth on the signature pages hereto, unless such address is changed by written notice hereunder. If so mailed the same shall not be deemed effective until three (3) business days after posting.

     11. AMENDMENTS. No amendment, modification or waiver of this Agreement or any other agreements or documents executed pursuant hereto shall be effective unless the same is in writing and signed by the person against whom such amendment is sought to be enforced.

     12. BINDING EFFECTS. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and its heirs, successors, permitted assigns and legal representatives.

     13. GOVERNING LAW. This Agreement and all matters relating thereto shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws principles thereof.

     14. ALTERNATIVE DISPUTE RESOLUTION. ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION, OR VALIDITY THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA RULES") IN EFFECT AS OF THE EFFECTIVE DATE OF THIS AGREEMENT. THE AMERICAN ARBITRATION ASSOCIATION ("AAA") SHALL BE RESPONSIBLE FOR (i) APPOINTING A SOLE ARBITRATOR, AND (ii) ADMINISTERING THE CASE IN ACCORDANCE WITH THE AAA RULES. THE SITUS OF THE ARBITRATION SHALL BE HOUSTON, TEXAS. UPON THE APPLICATION OF EITHER PARTY TO THIS AGREEMENT, AND WHETHER OR NOT AN ARBITRATION PROCEEDING HAS YET BEEN INITIATED, ALL COURTS HAVING JURISDICTION HEREBY ARE AUTHORIZED TO: (a) ISSUE AND ENFORCE IN ANY LAWFUL MANNER, SUCH TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTIONS AND OTHER INTERIM MEASURES OF RELIEF AS MAY BE NECESSARY TO PREVENT HARM TO A PARTIES INTEREST OR AS OTHERWISE MAY BE APPROPRIATE PENDING THE CONCLUSION OF ARBITRATION PROCEEDINGS PURSUANT TO THIS AGREEMENT; AND (b) ENTER AND ENFORCE IN ANY LAWFUL MANNER SUCH JUDGMENTS FOR PERMANENT EQUITABLE RELIEF AS MAY BE NECESSARY TO PREVENT HARM TO A PARTIES INTEREST OR AS OTHERWISE MAY BE APPROPRIATE FOLLOWING THE ISSUANCE OF ARBITRAL AWARDS PURSUANT TO THIS AGREEMENT. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES REGARDLESS OF THE FORUM FOR THE PROCEEDINGS. ANY ORDER OR JUDGEMENT RENDERED BY THE ARBITRATOR MAY BE ENTERED AND ENFORCED BY ANY COURT HAVING COMPETENT JURISDICTION.

     15. SUBMISSION TO JURISDICTION. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     16. WAIVERS. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. No delay or omission on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder operate as a

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waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     17. ENTIRE AGREEMENT. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement. There are no unwritten or oral agreements between the parties.

     18. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein.
Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

     19. THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity not a party to this Agreement.

     20. HEADINGS. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

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                              COMPANY:

                              COMPUTERIZED THERMAL IMAGING, INC.,
                              a Nevada corporation
ADDRESS:

141 North State Street,
Suite 161 Lake Oswego,
Oregon 97034                  By:   /s/ David B. Johnston
                           ------------------------------------
                                    DAVID B. JOHNSTON,
                                    Chief Executive Officer



                              EMPLOYEE:
ADDRESS:

515 Pocahontas Drive
Fort Walton Beach,
Florida 32547                 /s/ Richard V. Secord
                           ------------------------------------
                              RICHARD V. SECORD

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                              CONSENT OF SPOUSE

     The undersigned spouse of Employee has read and hereby approves the terms and conditions of the Plan and this Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Agreement.


                           ------------------------------------
                                   Spouse of Employee

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